UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2018

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700
Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

As previously disclosed, on September 7, 2018, Triumph Bancorp, Inc. (the “Company”) completed its previously announced acquisitions of First Bancorp of Durango, Inc. (“FBD”) and Southern Colorado Corp. (“SCC”). This Current Report on Form 8-K/A (Amendment No. 1) (this “Report”) amends and supplements the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 7, 2018 to include under Item 9.01 the required financial statements of businesses acquired and pro forma financial information relating to the acquisitions.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired
(i)

The audited consolidated balance sheets of FBD as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and the related notes and independent auditor’s report thereto, are included as Exhibit 99.1 and incorporated by reference herein.

(ii)

The audited consolidated statement of financial condition of SCC as of December 31, 2017, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes and independent auditor’s report thereto, are included as Exhibit 99.2 and incorporated by reference herein.

(iii)

The unaudited consolidated balance sheets of FBD as of June 30, 2018 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2018 and 2017, and the related notes thereto, are included as Exhibit 99.3 and incorporated by reference herein.

(iv)

The unaudited consolidated balance sheets of SCC as of June 30, 2018 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2018 and 2017, and the related notes thereto, are included as Exhibit 99.4 and incorporated by reference herein.

(b)	Pro forma financial information
(i)

The unaudited pro forma combined balance sheets as of June 30, 2018 and the unaudited pro forma combined statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017, and the related notes thereto, are included as Exhibit 99.5 and incorporated by reference herein.

Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of the federal securities laws.  Investors are cautioned that such statements, including statements with respect to the expected benefits of the transactions, are predictions and that actual events or results may differ materially. These forward-looking statements are not guarantees of future results and are subject to factors that could cause actual results to differ materially from those we may expect, including, but not limited to: economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the transactions may not materialize as expected; and other factors identified in our filings with the SEC.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the SEC on February 13, 2018.  Forward-looking statements speak only as of the date made and the Company undertakes no duty to update such information.

(d)Exhibits

Exhibit No.	Description
23.1	Consent of Fortner, Bayens, Levkulich, & Garrison, P.C.
23.2	Consent of Fortner, Bayens, Levkulich, & Garrison, P.C.
99.1	Audited Consolidated Financial Statements of First Bancorp of Durango, Inc. as of and for the years ended December 31, 2017 and 2016
99.2	Audited Consolidated Financial Statements of Southern Colorado Corp. as of and for the year ended December 31, 2017
99.3	Unaudited Consolidated Financial Statements of First Bancorp of Durango, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.4	Unaudited Consolidated Financial Statements of Southern Colorado Corp. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.5	Unaudited Pro Forma Combined Financial Statements

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Fortner, Bayens, Levkulich, & Garrison, P.C.
23.2	Consent of Fortner, Bayens, Levkulich, & Garrison, P.C.
99.1	Audited Consolidated Financial Statements of First Bancorp of Durango, Inc. as of and for the years ended December 31, 2017 and 2016
99.2	Audited Consolidated Financial Statements of Southern Colorado Corp. as of and for the year ended December 31, 2017
99.3	Unaudited Consolidated Financial Statements of First Bancorp of Durango, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.4	Unaudited Consolidated Financial Statements of Southern Colorado Corp. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.5	Unaudited Pro Forma Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President and General Counsel

Date: November 5, 2018